SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:  January 6, 1997


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

On January 3, 1997, LG&E Energy Corp. announced that it had named its Chief Financial Officer, Walter Z. Berger, to a new position of Group President - Energy Marketing. The company will name a replacement for Berger as CFO at a later date.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01                News Release dated January 3, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  January 6, 1997                /s/ John R. McCall
                                      John R. McCall
                                      Executive Vice President, General Counsel
                                      and Corporate Secretary